Exhibit 99.1

ANNEX A
The Trust Student Loan Pool as of October 31, 2022

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2022, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,790,941 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 4 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

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The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$311,119,251
Aggregate Outstanding Principal Balance – Treasury Bill	$45,417,753
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.60%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$265,701,498
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	85.40%
Number of Borrowers	$6,009
Average Outstanding Principal Balance Per Borrower	51,776
Number of Loans	10,499
Average Outstanding Principal Balance Per Loan – Treasury Bill	$50,746
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	27,666
Weighted Average Remaining Term to Scheduled Maturity	205 months
Weighted Average Annual Interest Rate	$7.42%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.
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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	0	0	0.0
3.51% to 4.00%	0	0	0.0
4.01% to 4.50%	1	29,766	*
4.51% to 5.00%	8	38,304	*
5.01% to 5.50%	152	1,739,019	0.6
5.51% to 6.00%	960	17,969,785	5.8
6.01% to 6.50%	2,010	40,000,814	12.9
6.51% to 7.00%	3,041	74,464,253	23.9
7.01% to 7.50%	603	18,861,314	6.1
7.51% to 8.00%	1,456	54,711,263	17.6
8.01% to 8.50%	1,991	83,326,914	26.8
Equal to or greater than 8.51%	277	19,977,820	6.4

Total	10,499	$311,119,251	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.
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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	669	$1,574,334	0.5%
$ 5,000.00-$9,999.99	555	4,128,884	1.3
$10,000.00-$14,999.99	584	7,298,987	2.3
$15,000.00-$19,999.99	494	8,585,602	2.8
$20,000.00-$24,999.99	374	8,396,576	2.7
$25,000.00-$29,999.99	357	9,815,998	3.2
$30,000.00-$34,999.99	341	11,070,620	3.6
$35,000.00-$39,999.99	283	10,568,903	3.4
$40,000.00-$44,999.99	254	10,809,782	3.5
$45,000.00-$49,999.99	205	9,719,933	3.1
$50,000.00-$54,999.99	188	9,879,648	3.2
$55,000.00-$59,999.99	137	7,864,366	2.5
$60,000.00-$64,999.99	118	7,393,120	2.4
$65,000.00-$69,999.99	118	7,966,498	2.6
$70,000.00-$74,999.99	104	7,525,852	2.4
$75,000.00-$79,999.99	98	7,596,731	2.4
$80,000.00-$84,999.99	92	7,594,210	2.4
$85,000.00-$89,999.99	81	7,087,524	2.3
$90,000.00-$94,999.99	67	6,193,036	2.0
$95,000.00-$99,999.99	51	4,975,142	1.6
$100,000.00 and above	839	155,073,503	49.8

Total	6,009	$311,119,251	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	9,696	$281,043,143	90.3%
31-60 days	235	8,193,751	2.6
61-90 days	190	6,537,000	2.1
91-120 days	88	3,540,261	1.1
121-150 days	45	1,409,583	0.5
151-180 days	56	3,251,356	1.0
181-210 days	46	1,710,463	0.5
Greater than 210 days	143	5,433,693	1.7

Total	10,499	$311,119,251	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	82	$29,861	*
4 to 12	283	410,390	0.1%
13 to 24	432	1,307,226	0.4
25 to 36	446	2,265,919	0.7
37 to 48	519	3,693,015	1.2
49 to 60	869	6,651,877	2.1
61 to 72	548	5,798,639	1.9
73 to 84	446	5,750,569	1.8
85 to 96	408	6,507,409	2.1
97 to 108	528	10,005,882	3.2
109 to 120	792	14,857,878	4.8
121 to 132	673	17,248,082	5.5
133 to 144	481	15,010,992	4.8
145 to 156	421	13,549,438	4.4
157 to 168	469	16,491,915	5.3
169 to 180	384	15,591,388	5.0
181 to 192	320	13,943,760	4.5
193 to 204	240	10,344,017	3.3
205 to 216	229	12,528,005	4.0
217 to 228	193	9,642,034	3.1
229 to 240	197	10,098,170	3.2
241 to 252	134	7,657,040	2.5
253 to 264	97	6,205,838	2.0
265 to 276	123	7,268,081	2.3
277 to 288	107	6,218,023	2.0
289 to 300	275	21,396,829	6.9
301 to 312	724	61,529,314	19.8
313 to 324	19	2,274,873	0.7
325 to 336	12	1,529,028	0.5
337 to 348	9	751,789	0.2
349 to 360	16	2,522,938	0.8
361 and above	23	2,039,033	0.7

Total	10,499	$311,119,251	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.
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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	276	$8,238,651	2.6%
Forbearance	1,126	50,602,582	16.3
Repayment
First year in repayment	73	5,004,565	1.6
Second year in repayment	66	4,677,572	1.5
Third year in repayment	106	8,942,224	2.9
More than 3 years in repayment	8,852	233,653,657	75.1

Total	10,499	$311,119,251	100.0%

____________
(1) Of the trust student loans in forbearance status, approximately 109 loans with an aggregate outstanding principal balance of $4,034,731, representing 1.30% of the pool by principal balance, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 139.2 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.1	-	211.7
Forbearance	-	6.2	225.3
Repayment	-	-	199.4

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $8,238,651 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $5,597,130 or approximately 67.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	167	$4,594,388	1.5%
Alaska	12	319,047	0.1
Arizona	244	8,198,109	2.6
Arkansas	144	3,749,608	1.2
California	1,228	40,904,762	13.1
Colorado	202	4,632,498	1.5
Connecticut	75	1,589,442	0.5
Delaware	23	350,030	0.1
District of Columbia	30	589,003	0.2
Florida	621	21,576,769	6.9
Georgia	395	15,298,994	4.9
Hawaii	28	742,793	0.2
Idaho	59	1,884,680	0.6
Illinois	469	12,862,751	4.1
Indiana	143	3,382,483	1.1
Iowa	58	1,294,242	0.4
Kansas	234	7,341,310	2.4
Kentucky	97	3,159,771	1.0
Louisiana	462	12,947,145	4.2
Maine	33	1,194,318	0.4
Maryland	205	6,445,459	2.1
Massachusetts	177	3,604,981	1.2
Michigan	349	11,228,733	3.6
Minnesota	217	4,601,097	1.5
Mississippi	148	3,883,674	1.2
Missouri	319	9,406,932	3.0
Montana	41	490,573	0.2
Nebraska	45	1,338,781	0.4
Nevada	96	2,436,088	0.8
New Hampshire	31	659,551	0.2
New Jersey	153	4,796,084	1.5
New Mexico	39	1,302,060	0.4
New York	377	11,993,390	3.9
North Carolina	167	5,528,402	1.8
North Dakota	5	227,943	0.1
Ohio	56	981,642	0.3
Oklahoma	300	7,381,723	2.4
Oregon	252	8,302,358	2.7
Pennsylvania	229	5,605,686	1.8
Rhode Island	14	551,654	0.2
South Carolina	98	3,441,096	1.1
South Dakota	11	287,679	0.1
Tennessee	261	7,605,723	2.4
Texas	1,152	32,504,318	10.4
Utah	46	1,356,842	0.4
Vermont	6	289,145	0.1
Virginia	217	6,420,124	2.1
Washington	382	10,576,121	3.4
West Virginia	29	912,748	0.3
Wisconsin	244	7,069,838	2.3
Wyoming	17	291,317	0.1
Other	92	2,985,349	1.0

Total	10,499	$311,119,251	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.
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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	4,483	$113,938,396	36.6%
Other Repayment Options(1)	3,821	81,376,418	26.2
Income-driven Repayment(2)	2,195	115,804,437	37.2

Total	10,499	$311,119,251	100.0%
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(1) Includes, among others, graduated repayment and interest-only period loans. (2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 127 loans with an aggregate outstanding principal balance of $5,980,953 currently in an interest-only period.  These interest-only loans represent approximately 1.9% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	5.275	$131,891,687	42.4%
Unsubsidized	5,224	179,227,564	57.6

Total	10,499	$311,119,251	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	31	$814,985	0.3%
October 1, 1993 through June 30, 2006	10,468	310,304,266	99.7
July 1, 2006 and later	0	0	0.0

Total	10,499	$311,119,251	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	643	$9,307,661	3.0%
College Assist	23	551,896	0.2
Educational Credit Management Corporation	926	27,697,022	8.9
Great Lakes Higher Education Corporation	5,437	172,384,909	55.4
Kentucky Higher Educ. Asst. Auth.	176	4,952,818	1.6
Louisiana Office Of Student Financial Asst	187	4,310,458	1.4
Michigan Guaranty Agency	207	5,557,220	1.8
New York State Higher Ed Services Corp	547	15,779,045	5.1
Oklahoma Guaranteed Stud Loan Prog	306	7,980,613	2.6
Pennsylvania Higher Education Assistance Agency	1,125	35,751,701	11.5
Texas Guaranteed Student Loan Corp	922	26,845,907	8.6
Total	10,499	$311,119,251	100.0%

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